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                                                                    Exhibit 23.6



                                    CONSENT

     I, John L. Weinberg, hereby consent to be named as a director of The Goldman Sachs Group, Inc., a Delaware corporation (the "Company"), in this registration statement on Form S-1 of the Company (including any and all amendments or supplements thereto).

Dated: April 20, 1999

                                       /s/ John L. Weinberg
                                       ----------------------------------
                                       John L. Weinberg